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                                                                    EXHIBIT 10.1


                                SECOND AMENDMENT

                  SECOND AMENDMENT, dated as of December 13, 2002 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of May 17, 2002 (as amended to the date hereof, the "Credit Agreement"), among TESORO PETROLEUM CORPORATION, a Delaware corporation (the "Borrower"), the several banks and financial institutions or entities party thereto (each a "Lender" and, collectively, the "Lenders"), LEHMAN BROTHERS INC., as advisor, lead arranger and book manager (in such capacity, the "Arranger"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), ABN AMRO BANK N.V., CREDIT LYONNAIS NEW YORK BRANCH and THE BANK OF NOVA SCOTIA, as co-documentation agents (in such capacity, the "Co-Documentation Agents") and BANK ONE, NA, as administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.


                                   WITNESSETH:


                  WHEREAS, the Borrower has requested the Lenders to consent to amendments to certain provisions of the Credit Agreement; and

                  WHEREAS, the Lenders are willing to consent to the requested amendments, on and subject to the terms and conditions contained herein;

                  NOW THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                  I. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  II. Amendments to Credit Agreement.

                  1. Amendments to Section 6.12(a). Section 6.12(a) of the Credit Agreement is by hereby amended as follows:

                  (a) By replacing "$175,000,000" in clause (i) of the first sentence of such Section with "$167,000,000".

                  (b) By adding the following parenthetical at the end of clause
(i) of the first sentence of such Section:



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                  (provided that the aggregate amount of Net Cash Proceeds
                  required to be generated pursuant to this clause (i) shall be reduced dollar-for-dollar to the extent the aggregate sale price for the sale of the Beacon retail sites is less than $67,000,000 as a result of the valuation of the inventory at such sites on the sale date being less than the originally estimated amount of $5,000,000)

                  (c) By replacing the parenthetical clause at the end of the first sentence of such Section with the following:

                  (including the Net Cash Proceeds received on or before December 31, 2002 (or, if such deadline shall have been extended to February 15, 2003 pursuant to the last sentence of this Section, on or before February 15, 2003) pursuant to the foregoing clause (i))

                  (d) By adding the following sentence at the end of such
Section:

                  Notwithstanding the foregoing provisions of this Section 6.12(a), (I) if the Borrower shall have received less than $175,000,000 of Net Cash Proceeds pursuant to clause (i) of this Section 6.12(a) on or prior to December 31, 2002, then, unless clause (II) below is applicable, the Borrower, in addition to applying such Net Cash Proceeds to the prepayment of the Loans as required by clause (A) above, shall prepay the Term Loans on or prior to December 31, 2002 in an additional amount such that the aggregate amount of Term Loans prepaid since the First Amendment Effective Date is at least $87,500,000; and (II) if the Borrower shall not have received at least $167,000,000 of Net Cash Proceeds pursuant to clause
                  (i) of this Section 6.12(a) (or such lesser amount as is required pursuant to the proviso to such clause) on or prior to December 31, 2002, the December 31, 2002 deadline referred to in clause (i) of this Section 6.12(a) shall be deemed on such date to be extended to February 15, 2003 provided that, by 5 p.m. Chicago time on January 2, 2003, the Borrower shall have paid to the Administrative Agent, for the account of each Lender, a fee for such extension in an amount equal to 0.10% of the Aggregate Exposure of such Lender.

                  III. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived:

                  1. The Administrative Agent shall have received a counterpart hereof duly executed and delivered by Borrower.

                  2. The Administrative Agent shall have received written consents to the execution of this Amendment ("Lender Consent Letters") from Lenders constituting the Required Lenders.

                  3. The Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each


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Loan Party other than the Borrower (such Acknowledgements and Consents, together with this Amendment, the "Amendment Documents").

                  4. The Administrative Agent shall have received, for the account of each Lender that executes and delivers a Lender Consent Letter on or prior to 5 p.m. Chicago time on December 13, 2002, an amendment fee in an amount equal to 0.05% of the Aggregate Exposure of such Lender.

                  IV. General.

                  1. Representation and Warranties. To induce the Administrative Agent to enter into this Amendment and to induce the Lenders to consent thereto, the Borrower hereby represents and warrants to the Agents and all of the Lenders as of the Amendment Effective Date that:

                  (a) Each Loan Party has the corporate power and authority, and the legal right, to make and deliver the Amendment Documents to which it is a party and to perform the Loan Documents to which it is a party, as amended by the Amendment Documents, and has taken all necessary corporate action to authorize the execution, delivery and performance of such Amendment Documents and the performance of such Loan Documents, as so amended.

                  (b) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of the Amendment Documents or with the performance, validity or enforceability of the Loan Documents, as amended by the Amendment Documents.

                  (c) Each Amendment Document has been duly executed and delivered on behalf of each Loan Party which is a party thereto.

                  (d) Each Amendment Document and each Loan Document, as amended by the Amendment Documents, constitutes a legal, valid and binding obligation of each Loan Party which is a party thereto enforceable against such Loan Party in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (e) The execution, delivery and performance of the Amendment Documents and the performance of the Loan Documents, as amended by the Amendment Documents, will not violate any Requirement of Law or Contractual Obligation of any Loan Party which is a party thereto or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

                  (f) The representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.


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                  2. Payment of Expenses. The Borrower agrees to pay or
reimburse the Administrative Agent and the Syndication Agent for all of their reasonable out-of-pocket costs and expenses incurred in connection with the Amendment Documents, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Syndication Agent.

                  3. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Loan Documents are and shall remain in full force and effect.

                  4. GOVERNING LAW; COUNTERPARTS. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment, the Acknowledgment and Consent and the Lender Consent Letters signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       TESORO PETROLEUM CORPORATION


                                       By: /s/ G. Scott Spondlove
                                          --------------------------------------
                                          Name:  G. Scott Spondlove
                                          Title: Vice President, Finance

                                       BANK ONE, NA, as Administrative Agent


                                       By: /s/ Thomas E. Both
                                          --------------------------------------
                                          Name:  Thomas E. Both
                                          Title: Director, Capital Markets



                                Second Amendment